Exhibit 4.4.1

                                                                  EXECUTION COPY

                         MASTER ISSUER DEED OF CHARGE

                                17 OCTOBER 2006

                                    BETWEEN

                          PERMANENT MASTER ISSUER PLC
                              (THE MASTER ISSUER)

                             THE BANK OF NEW YORK
                     (THE MASTER ISSUER SECURITY TRUSTEE)

                             THE BANK OF NEW YORK
                              (THE NOTE TRUSTEE)

                                CITIBANK, N.A.
           (THE PRINCIPAL PAYING AGENT, THE REGISTRAR, THE TRANSFER
                           AGENT AND THE AGENT BANK)

                                CITIBANK, N.A.
                            (THE U.S. PAYING AGENT)

                        DEUTSCHE BANK AG, LONDON BRANCH
                        (A MASTER ISSUER SWAP PROVIDER)

                          CREDIT SUISSE INTERNATIONAL
                        (A MASTER ISSUER SWAP PROVIDER)

                               BARCLAYS BANK PLC
                        (A MASTER ISSUER SWAP PROVIDER)

                                  HALIFAX PLC
                       (THE MASTER ISSUER CASH MANAGER)

               THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                       (THE MASTER ISSUER ACCOUNT BANK)
                                      AND
                     STRUCTURED FINANCE MANAGEMENT LIMITED
                (THE MASTER ISSUER CORPORATE SERVICES PROVIDER)

                                 ALLEN & OVERY
                               ALLEN & OVERY LLP

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.      Interpretation........................................................2
2.      Security Trust........................................................3
3.      Creation of Master Issuer Security....................................3
4.      Acknowledgements and undertakings.....................................6
5.      Restrictions on Exercise of Certain Rights............................7
6.      Payments out of the Master Issuer Accounts Prior to Acceleration......9
7.      Payments out of the Master Issuer Accounts Upon Acceleration.........11
8.      Enforcement by the Master Issuer security trustee....................16
9.      Enforcement of Master Issuer Security................................17
10.     Receiver.............................................................19
11.     Powers of Receiver...................................................21
12.     Modification, Authorisation, Waiver, and consent.....................23
13.     Additional Provisions Regarding the Master Issuer Security Trustee...26
14.     Master Issuer Security Power of Attorney.............................27
15.     Further Assurances...................................................27
16.     Additional Provisions Relating to the Master Issuer Security.........28
17.     Set-off..............................................................29
18.     Release..............................................................29
19.     Master Issuer Representations........................................30
20.     Evidence of Indebtedness.............................................31
21.     Rights Cumulative....................................................32
22.     Severability.........................................................32
23.     Counterparts.........................................................32
24.     Notices..............................................................32
25.     Language.............................................................35
26.     Law and Jurisdiction.................................................35
27.     Contracts (Rights of Third Parties) Act 1999.........................36

SCHEDULE

1.    Form of Notice of Charge...............................................40
2.    Form of Consent to Charge..............................................41
3.    Form of Accession Deed.................................................42
4.    Form of Master Issuer Security Power of Attorney.......................51

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THIS DEED is dated 17 October 2006

(1) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774), and having its registered office at 35 Great St Helen's, London EC3A 6AP (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustees for the Noteholders under the Master Issuer Trust Deed);

(4) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the PRINCIPAL PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(5) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the REGISTRAR appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(6) CITIBANK N.A., London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Notes);

(7) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the AGENT BANK appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(8) CITIBANK N.A., a national association acting through its offices at 388 Greenwich Street, 14th Floor, New York, New York 10013 (acting in its capacity as the U.S. PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement );

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) CREDIT SUISSE INTERNATIONAL, a private unlimited company incorporated in England and Wales (registered number 2500199), and acting through its office at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

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(12)    HALIFAX PLC, a public limited company incorporated in England and Wales with limited liability (registered number 02367076), and having its registered office at Trinity Road, Halifax, West Yorkshire HX1 2RG (acting in its capacity as the MASTER ISSUER CASH MANAGER appointed by the Master Issuer under the Master Issuer Cash Management Agreement);

(13) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a company established by an Act of the Parliament of Scotland in 1695, and acting through its offices at 116 Wellington Street, Leeds, LS1 4LT (acting in its capacity as the MASTER ISSUER ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Agreement); and

(14) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales, with limited liability (registered number 3853947), and having its registered office at 35 Great St. Helen's, London EC3A 6AP (acting in its capacity as the MASTER ISSUER CORPORATE SERVICES PROVIDER appointed by the Master Issuer under the Master Issuer Corporate Services Agreement).

BACKGROUND:

(A) On or about the date of this Deed, the Master Issuer will issue the 2006-1 Notes and the Master Issuer and the other parties will enter into the Master Issuer Transaction Documents in order to consummate the transactions described in the Prospectus.

(B) The Master Issuer has agreed to provide the Master Issuer Security to secure the Master Issuer Secured Liabilities.

(C) The Master Issuer Security Trustee has agreed to hold the benefit of the Master Issuer Security on trust for the benefit of the Master Issuer Secured Creditors subject to the terms and conditions of this Deed.

(D) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     CONSTRUCTION

(a) The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the master definitions and construction schedule, signed for the purposes of identification by Allen & Overy LLP and Sidley Austin on 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the recitals thereto.

In addition,

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        2006-1 NOTES means the Notes issued by the Master Issuer on the 2006-1
        Closing Date; and 2006-1 CLOSING DATE means 17 October 2006.

(b) This Deed will be construed in accordance with the rules of construction set out in the Master Issuer Master Definitions and Construction Schedule.

(c) If there is any conflict between the provisions of the Master Definitions and Construction Schedule, the Master Issuer Master Definitions and Construction Schedule and the provisions of this Deed, the provisions of this Deed will prevail.

(d) The term THIS DEED means this Deed and any deed executed in accordance with, or expressed to be supplemental to, this Deed.

(e) Any covenant of the Master Issuer under this Deed (other than a payment obligation) shall remain in force during the Master Issuer Security Period.

(f) The terms of the other Transactions Documents are incorporated in this Deed to the extent required to give effect thereto and/or to ensure that any purported disposition contained in this Deed is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

(g) Unless the context otherwise requires, a reference to a Master Issuer Charged Property includes the proceeds of sale of that Master Issuer Charged Property.

(h) The term FULL TITLE GUARANTEE will be construed in accordance with the LP (MP) Act but so that the covenants implied by the LP (MP) Act in respect of the Master Issuer Security do not include:

        (i) the words "other than any charges, encumbrances or rights which that person does not and could not reasonably be expected to know about" in section 3(1)(b) of the LP (MP) Act; and

        (ii)    section 6(2) of the LP (MP) Act.

2.      SECURITY TRUST

2.1     DECLARATION OF TRUST

        The Master Issuer Security Trustee holds all of the covenants, undertakings, Security Interests and other rights and benefits made or given under this Deed and the other Master Issuer Transaction Documents on trust for itself and the other Master Issuer Secured Creditors upon and subject to the terms and conditions of this Deed.

3.      CREATION OF MASTER ISSUER SECURITY

3.1     GENERAL

(a)     All the Master Issuer Security:

        (i) is created in favour of the Master Issuer Security Trustee for itself and as trustee on behalf of the other Master Issuer Secured Creditors;

        (ii)    is created over the present and future assets of the Master
                Issuer;

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        (iii)   is security for the payment or discharge of the Master Issuer
                Secured Liabilities; and

        (iv) is made with full title guarantee (or, in relation to any rights or assets situated in Scotland or otherwise governed by Scots law, with absolute warrandice).

(b) The term ALL OF ITS RIGHTS as used in this Clause includes, unless the context requires otherwise:

        (i) the benefit of all covenants, undertakings, representations, warranties and indemnities;

        (ii)    all powers and remedies of enforcement and/or protection;

        (iii) all rights to receive payment of all amounts assured or payable (or to become payable), all rights to serve notices and/or to make demands and all rights to take such steps as are required to cause payment to become due and payable; and

        (iv) all causes and rights of action in respect of any breach and all rights to receive damages or obtain other relief in respect thereof,

        in each case, in respect of the relevant Master Issuer Charged
        Property.

3.2     CONTRACTS

        The Master Issuer assigns by way of first fixed security (or, to the extent not assignable, charges by way of a first fixed charge) all of its rights in respect of the Master Issuer Transaction Documents (without prejudice to, in respect of any Master Issuer Swap Agreement, and after giving effect to, any contractual netting provision contained in such agreement).

3.3     MASTER ISSUER ACCOUNTS

        The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

        (a) any amount standing from time to time to the credit of the Master Issuer Accounts;

        (b)     all interest paid or payable in relation to those amounts; and

        (c)     all debts represented by those amounts.

3.4     AUTHORISED INVESTMENTS

        The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

        (a) the Authorised Investments permitted to be made pursuant to the Master Issuer Cash Management Agreement made or purchased from time to time by or on behalf of the Master Issuer (whether owned by it or held by any nominee on its behalf) using moneys standing to the credit of the Master Issuer Accounts; and

        (b) all interest, moneys and proceeds paid or payable in relation to those Authorised Investments.

3.5     MISCELLANEOUS

        The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

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        (a)     the benefit of all authorisations (statutory or otherwise) held in connection with its use of any Master Issuer Charged Property; and

        (b) any compensation which may be payable to it in respect of those authorisations.

3.6     FLOATING CHARGE

(a) The Master Issuer charges by way of a first floating charge all of its undertaking and all of its property and assets (including, without limitation, its uncalled capital) other than any property or assets at any time otherwise effectively charged or assigned by way of fixed charge or assignment under this Clause 3 (but excepting from the foregoing exclusion all of the Master Issuer's undertaking, property and assets situated in Scotland or the rights to which are governed by Scots law, all of which are charged by the floating charge hereby created).

(b) Except as provided below, the Master Issuer Security Trustee may, by notice to the Master Issuer, (and so far as permitted by applicable law), convert the floating charge created under this Clause 3 into a fixed charge as regards any of the Master Issuer's assets subject to the floating charge specified in that notice, if:

        (i)     a Note Event of Default is outstanding;

        (ii) the Master Issuer Security Trustee considers those assets or any part thereof to be in danger of being seized or sold under any form of distress, attachment, execution, diligence or other legal process or to be otherwise in jeopardy; and/or

        (iii) a circumstance occurs which the Master Issuer Security Trustee considers to (or to be likely to) prejudice, imperil or threaten the Master Issuer Security.

(c) Except as provided below, the floating charge created by this Clause 3 will automatically (so far as permitted by applicable law) convert into a fixed charge as regards:

        (i) all of the Master Issuer's assets subject to the floating charge, upon the service of a Note Acceleration Notice; and/or

        (ii) any assets of the Master Issuer subject to the floating charge, if those assets (contrary to the covenants and undertakings contained in the Master Issuer Transaction Documents):

                (A) are or become subject to a Security Interest in favour of any person other than the Master Issuer Security Trustee; or

                (B) are or become the subject of a sale, transfer or other disposition,

        immediately prior to that Security Interest arising or that sale, transfer or other disposition being made.

(d) The floating charge created by this Clause 3 may not be converted into a fixed charge solely by reason of:

        (i)     the obtaining of a moratorium; or

        (ii)    anything done with a view to obtaining a moratorium,

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        under the Insolvency Act 2000.

(e) The floating charge created by this Clause 3 is a QUALIFYING FLOATING CHARGE for the purpose of paragraph 14 of Schedule B1 to the Insolvency Act 1986.

4.      ACKNOWLEDGEMENTS AND UNDERTAKINGS

4.1     MASTER ISSUER SECURITY

(a) This Deed constitutes notice in writing to each Master Issuer Secured Creditor of the assignment of all of the Master Issuer's rights to the Master Issuer Charged Documents under Clause 3.2 (Contracts).

(b) By executing this Deed, each Master Issuer Secured Creditor acknowledges and consents to the assignment referred to in this Clause
        4.1 and the other Security Interests made or granted under this Deed and confirms that as of the date of this Deed it has not received from any other person notice of any assignment or charge of any Master Issuer Charged Property.

(c) Immediately upon the execution of this Deed, the Master Issuer will deliver a notice of assignment substantially in the form set out in
        Schedule 1 (Form of Notice of Charge) hereto to each of the addressees named in the notice and will use all reasonable endeavours to procure that delivery to the Master Issuer Security Trustee on the date of this Deed of receipts from the addressees of that notice substantially in the form attached to the notice.

(d) Each Master Issuer Secured Creditor acknowledges the Master Issuer Security, and covenants to the Master Issuer Security Trustee not to do anything inconsistent with the Master Issuer Security or knowingly to prejudice that security or any of the Master Issuer Charged Property (or the Master Issuer Security Trustee's interest in those assets) provided that, subject to Clause 5 (Restrictions on Exercise of Certain Rights) hereto, this Deed does not limit the rights of any of the Master Issuer Secured Creditors under the Master Issuer Transaction Documents.

4.2     REGISTRATION OF MASTER ISSUER SECURITY

        Within 21 calendar days of the date of creating the Master Issuer Security the Master Issuer undertakes to file (or to procure that a filing is made) with the Registrar of Companies pursuant to the provisions of Chapter I of Part XII of the Companies Act 1985 a duly completed Form 395 in respect of itself together with the required registration fee and an executed copy of this Deed.

4.3     MASTER ISSUER TRANSACTION DOCUMENTS

        Each Master Issuer Secured Creditor acknowledges that it is bound by, and deemed to have notice of, all of the provisions of the Master Issuer Transaction Documents as if it was a party to each Master Issuer Transaction Document.

4.4     PAYMENTS TO THE MASTER ISSUER

        Notwithstanding the Master Issuer Security but subject as provided otherwise in this Deed, each of the parties acknowledges that each Master Issuer Secured Creditor and each other party to any Master Issuer Transaction Document may continue to make all payments becoming due to the Master Issuer under any Master Issuer Transaction Document in the manner envisaged by that

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        document until receipt of written notice from the Master Issuer
        Security Trustee or any Receiver requiring payments to be made otherwise.

4.5     NEW MASTER ISSUER SECURED CREDITORS

(a) In order to become a New Master Issuer Secured Creditor a creditor of the Master Issuer must enter into an ACCESSION DEED in the form or substantially in the form set out in SCHEDULE 3.

(b) Each New Master Issuer Secured Creditor will be bound by the provisions of this Deed as if it contained covenants by each New Master Issuer Secured Creditor in favour of the Master Issuer Security Trustee and every other Master Issuer Secured Creditor to observe and be bound by all provisions of this Deed to apply to Master Issuer Secured Creditors.

4.6     MASTER ISSUER SECURITY TRUSTEE'S DISCRETION

        Subject to Clause 15(v) of the Master Issuer Trust Deed incorporated by reference herein, without prejudice to the rights of the Master Issuer Security Trustee after the security created under this Deed has become enforceable, the Master Issuer hereby authorises the Master Issuer Security Trustee, prior to the security created by this Deed becoming enforceable, to exercise, or refrain from exercising, all rights, powers, authorities, discretions and remedies of the Master Issuer under or in respect of the Master Issuer Transaction Documents referred to in Clause 3.2 (Contracts). For the avoidance of doubt, the Master Issuer Security Trustee shall not be required to have regard to the interests of the Master Issuer in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by the Master Issuer in relation thereto.

5.      RESTRICTIONS ON EXERCISE OF CERTAIN RIGHTS

5.1     PAYMENTS TO MASTER ISSUER ACCOUNTS

        At all times prior to the release, re-assignment and/or discharge under Clause 18 (Release) of the Master Issuer Security, the Master Issuer will, save as otherwise provided in the Master Issuer Transaction Documents or unless the Master Issuer Security Trustee otherwise agrees in writing, procure that all amounts received by the Master Issuer under or in respect of the Master Issuer Transaction Documents will be credited to the Master Issuer Accounts in accordance with the terms of the Master Issuer Transaction Documents.

5.2     NO WITHDRAWALS FROM MASTER ISSUER ACCOUNTS

        No payment, transfer and/or withdrawal may be made from any of the Master Issuer Accounts other than as expressly permitted under this Deed or the Master Issuer Cash Management Agreement or with the prior written consent of the Master Issuer Security Trustee.

5.3     NO ENFORCEMENT BY MASTER ISSUER SECURED CREDITORS

(a) Except as provided below, each of the Master Issuer Secured Creditors (other than, in the case of paragraph (iii) below, the Note Trustee and the Master Issuer Security Trustee) agrees with the Master Issuer and the Master Issuer Security Trustee that:

        (i) only the Master Issuer Security Trustee may enforce the Master Issuer Security in accordance with the terms and conditions of this Deed;

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        (ii)    it will not take any steps or proceedings to procure the
                winding up, administration or liquidation of the Master Issuer; and

        (iii) it will not take any other steps or action against the Master Issuer or the Master Issuer Charged Property for the purpose of recovering any of the Master Issuer Secured Liabilities (including by exercising any rights of set-off) or enforcing any rights arising out of the Master Issuer Transaction Documents against the Master Issuer.

(b) If the Note Trustee has failed to serve a Note Acceleration Notice or to give directions to the Master Issuer Security Trustee to enforce the Master Issuer Security or the Master Issuer Security Trustee has failed to enforce the Master Issuer Security, in each case, within 30 days of becoming bound under the terms of the Conditions, the Master Issuer Trust Deed or this Deed, as the case may be, so to do and that failure is continuing or if there are no Notes outstanding, then each of the Master Issuer Secured Creditors will be entitled to take any steps and proceedings against the Master Issuer for the purpose of recovering any of the Master Issuer Secured Liabilities or enforcing any rights arising out of the Master Issuer Transaction Documents as it considers necessary other than any steps or proceedings:

        (i) in respect of procuring the winding up, administration or liquidation of the Master Issuer; and/or

        (ii) which would result in the breach by it of Clause 6 (Payments out of the Master Issuer Accounts Prior to Acceleration) and/or Clause 7 (Payments out of the Master Issuer Accounts Upon Acceleration) herein and/or any term of the other Master Issuer Transaction Documents.

5.4     LIMITED RECOURSE

(a) Each of the Master Issuer Secured Creditors (except for the Noteholders) hereby agrees that, notwithstanding any other provision of any Master Issuer Transaction Document, all obligations of the Master Issuer to each Master Issuer Secured Creditor (except for the Noteholders) in respect of the Master Issuer Secured Liabilities owing to each Master Issuer Secured Creditor (except for the Noteholders) are limited in recourse as set out below:

        (i) in the event of non-payment of any sum due and payable to a Master Issuer Secured Creditor (except for the Noteholders), its only remedy shall be enforcement of the Master Issuer Security in accordance with the provisions of this Deed and the other Master Issuer Transaction Documents; and

        (ii) in the event that the net proceeds of enforcing and (as fully as practicable and over whatever time period the Master Issuer Security Trustee considers reasonably necessary) realising all the Master Issuer Security are (after application of the proceeds in accordance with the provisions of this Deed) insufficient to discharge in full the amount of any Master Issuer Secured Liability owed to a Master Issuer Secured Creditor (except for the Noteholders), the Master Issuer's obligation in respect of the unpaid amount shall be automatically extinguished and such Master Issuer Secured Creditor shall have no further claim against the Master Issuer in respect of such unpaid amount.

(b) The provisions of this Clause 5.4 shall survive the termination of this Deed.

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5.5     AMOUNTS RECEIVED BY MASTER ISSUER SECURED CREDITORS

        Each Master Issuer Secured Creditor agrees that if any amount is received by it (including by way of set-off) in respect of any Master Issuer Secured Liability owed to it other than in accordance with the provisions of this Deed, then an amount equal to the difference between the amount so received by it and the amount that it would have received had it been paid in accordance with the provisions of this Deed shall be received and held by it as trustee for the Master Issuer Security Trustee and shall be paid over to the Master Issuer Security Trustee immediately upon receipt so that such amount can be applied in accordance with the provisions of this Deed.

6.      PAYMENTS OUT OF THE MASTER ISSUER ACCOUNTS PRIOR TO ACCELERATION

6.1     APPLICATION

        No payment, transfer and/or withdrawal may be made from any of the Master Issuer Accounts:

        (a) at any time upon and after enforcement of the Master Issuer Security without the prior written consent of the Master Issuer Security Trustee; and/or

        (b) under this Clause at any time upon and after a Note Acceleration Notice has been served.

6.2 PRIORITY OF PAYMENTS FOR MASTER ISSUER REVENUE RECEIPTS - PRIOR TO ENFORCEMENT AND ACCELERATION

        Notwithstanding the Master Issuer Security but subject to Clause 6.1 (Application) and this Clause 6.2 (Priority of payments of Master Issuer Principal Receipts - prior to enforcement and acceleration), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, will withdraw funds standing to the credit of the Master Issuer Transaction Account on each Quarterly Interest Payment Date (or on another date in respect of certain payments identified therein made to satisfy certain liabilities of the type described therein below if those payments are due on that other date) to be applied in accordance with the terms and conditions of the Master Issuer Cash Management Agreement in the order of priority (in each case, only to the extent that payments of a higher order of priority have been made in full) as set out in paragraph 3 of Schedule 2 of the Master Issuer Cash Management Agreement provided that any amounts raised by the Master Issuer by way of an issuance of Notes and standing to the credit of the Master Issuer Transaction Account will not be applied by the Master Issuer in accordance with such priority and such amounts will be advanced on such day by the Master Issuer to Funding 2 pursuant to the Master Intercompany Loan Agreement as a Loan Tranche corresponding to such Notes.

6.3 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS - PRIOR TO ENFORCEMENT AND ACCELERATION

        Notwithstanding the Master Issuer Security but subject to Clause 6.1 (Application) and this Clause 6.3 (Priority of Payments of Master Issuer Principal Receipts - prior to enforcement and acceleration), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, will withdraw funds standing to the credit of the Master Issuer Transaction Accounts on each Quarterly Interest Payment Date to be applied in accordance with the terms and conditions of the Master Issuer Cash Management Agreement in the order of priority (in each case, only to the extent that payments of a higher order of priority have been made in full) as set out in paragraph 4 of Schedule 2 to the Master Issuer Cash Management Agreement provided that any amounts raised by the Master Issuer by way of an issuance of Further Notes, Replacement Notes

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

        or New Notes and standing to the credit of the Master Issuer Transaction Account will not be applied by the Master Issuer in accordance with such priority and such amounts will be advanced on any day by the Master Issuer to Funding 2 pursuant to the Master Intercompany Loan Agreement as a Loan Tranche.

6.4 PAYMENT OF MASTER ISSUER REVENUE RECEIPTS AFTER SERVICE OF A MASTER ISSUER NOTE ACCELERATION NOTICE BUT PRIOR TO THE SERVICE OF AN INTERCOMPANY LOAN ACCELERATION NOTICE

        From and including the time when a Note Acceleration Notice has been served on the Master Issuer but prior to the service of a Master Intercompany Loan Acceleration Notice, all Master Issuer Revenue Receipts received or recovered by the Master Issuer Security Trustee or any Receiver for the benefit of the Master Issuer Secured Creditors in respect of the Master Issuer Secured Liabilities shall be held by the Master Issuer Security Trustee or any Receiver, as the case may be, on trust to be applied in accordance with Clause 6.2 (Priority of payments for Master Issuer Revenue Receipts - prior to enforcement and acceleration) herein but as if:

        (a) each of the references in the Master Issuer Cash Management Agreement to the Master Issuer Pre-Enforcement Revenue Priority of Payments to the Master Issuer Security Trustee included a reference to any Receiver appointed by the Master Issuer Security Trustee;

        (b) any reference in the Master Issuer Cash Management Agreement to the Master Issuer Pre-Enforcement Revenue Priority of Payments to an amount payable by the Master Issuer which is not a Master Issuer Secured Liability were deleted; and

        (c) Clause 6.2 (Priority of payments for Master Issuer Revenue Receipts - prior to enforcement and acceleration) and the Master Issuer Pre-Enforcement Revenue Priority of Payments were expressed to be subject to the provisions of Clause 6.6 (Enforcement When Not All Amounts Due and Payable).

6.5     AUTHORISED INVESTMENTS

(a) Notwithstanding the Master Issuer Security but subject to Clause 6.1 (Application), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, may withdraw amounts standing to the credit of the Master Issuer Accounts from time to time for the purpose of acquiring Authorised Investments in accordance with the terms of the Master Issuer Bank Agreement and the Master Issuer Cash Management Agreement. All amounts received in respect of any Authorised Investments (including any amounts received as a result of a disposal under paragraph (b) below) will be deposited into the Master Issuer Transaction Account.

(b) Notwithstanding the Master Issuer Security, the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, may sell or redeem or otherwise dispose of any Authorised Investments on any day prior to the enforcement of the Master Issuer Security subject to the terms and conditions of this Deed and the Master Issuer Cash Management Agreement.

6.6     ENFORCEMENT WHEN NOT ALL AMOUNTS DUE AND PAYABLE

        If the Master Issuer Security Trustee enforces the Master Issuer Security at a time when either no amounts or not all amounts owing in respect of the Master Issuer Secured Liabilities have become due and payable, the Master Issuer Security Trustee (or a Receiver) may, for so long as no such amounts or not all such amounts have become due and payable, pay any monies referred to in

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        Clause 6 (Payments out of the Master Issuer Accounts Prior to
        Acceleration) herein into, and retain such monies in, an interest-bearing account (a RETENTION ACCOUNT) to be held by it as security and applied by it in accordance with Clause 6 (Payments out of the Master Issuer Accounts Prior to Acceleration) herein as and when any of the amounts referred to therein become due and payable.

7.      PAYMENTS OUT OF THE MASTER ISSUER ACCOUNTS UPON ACCELERATION

7.1 PRIORITY OF PAYMENTS OF MASTER ISSUER REVENUE RECEIPTS - AFTER NOTE ACCELERATION BUT BEFORE INTERCOMPANY LOAN ACCELERATION

        All moneys received or recovered by the Master Issuer Security Trustee or any Receiver in respect of the Master Issuer Revenue Receipts following service of a Note Acceleration Notice but before the service of a Master Intercompany Loan Acceleration Notice will be held by it on trust to be applied by the Master Issuer Security Trustee in the same order of priority as set out in the Master Issuer Pre-Enforcement Revenue Priority of Payments except that:

        (a) each of the references in the Master Issuer Cash Management Agreement to the Master Issuer Pre-Enforcement Revenue Priority of Payments to the Master Issuer Security Trustee included a reference to any Receiver appointed by the Master Issuer Security Trustee;

        (b) any reference in the Master Issuer Cash Management Agreement to the Master Issuer Pre-Enforcement Revenue Priority of Payments to an amount payable by the Master Issuer which is not a Master Issuer Secured Liability were deleted; and

        (c) Clause 6.2 (Priority of payments for Master Issuer Revenue Receipts - prior to enforcement and acceleration) and the Master Issuer Pre-Enforcement Revenue Priority of Payments were expressed to be subject to the provisions of Clause 6.6 (Enforcement When Not All Amounts Due and Payable).

7.2 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS - AFTER NOTE ACCELERATION BUT BEFORE INTERCOMPANY LOAN ACCELERATION

        Following the service of a Note Acceleration Notice but prior to the service of a Master Intercompany Loan Acceleration Notice on Funding 2, the Master Issuer Security Trustee (or Receiver appointed on its behalf) will apply Master Issuer Principal Receipts on each Quarterly Interest Payment Date to repay the Notes in the following manner (the MASTER ISSUER POST-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS):

        (a) the Class A Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each AAA Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class A Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class A Notes;

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

        (b) the Class B Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each AA Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class B notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class B Notes;

        (c) the Class M Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each A Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class M Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class M Notes;

        (d) the Class C Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each BBB Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class C Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class C Notes;

        (e) the Class D Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each BB Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class D Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class D Notes;

        The amounts standing to the credit of any sub-ledger of the Master Issuer Principal Ledger (in respect of a Series and Class of Notes) may only be applied by the Master Issuer Security Trustee to pay the principal amounts due (if any) in respect of such Series and Class of Notes under the Master Issuer Post-Enforcement Principal Priority of Payments.

7.3 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS AND MASTER ISSUER REVENUE RECEIPTS - AFTER NOTE ACCELERATION AND INTERCOMPANY LOAN ACCELERATION

(a) Following the service of a Note Acceleration Notice on the Master Issuer and the service of a Master Intercompany Loan Acceleration Notice on Funding 2 all amounts received or recovered by the Master Issuer Security Trustee (or a Receiver appointed on its behalf) shall be applied in accordance with the order of priorities set out in paragraph (b) below (known as the MASTER ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS).

(b) The Master Issuer Security Trustee will on each Quarterly Interest Payment Date, apply amounts (other than amounts representing (i) any Excess Swap Collateral which shall be returned directly to the relevant Master Issuer Swap Provider; (ii) in respect of each Master Issuer Swap Provider, prior to the designation of an Early Termination Date under the relevant Master Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Master Issuer Swap Provider to the Master Issuer pursuant to the relevant Master Issuer Swap Agreement (and any interest or distributions in respect thereof) and (iii) amounts payable to any replacement swap provider using any termination payment received by the Master Issuer in respect of the corresponding Master Issuer Swap Agreement or amounts payable to a Master Issuer Swap Provider (other than pursuant to item (xiii) below) using any premium recovered from any replacement swap provider, which will be paid when due) received or recovered following enforcement of the Master Issuer Charged Property as follows:

        (i) without priority among them, but in proportion to the respective amounts due, to pay amounts due to:

                (A) the Master Issuer Security Trustee and any Receiver appointed by the Master Issuer Security Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due to the Master Issuer Security Trustee and the Receiver under the provisions of this Deed;

                (B) the Note Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due and payable to the Note Trustee under the provisions of the Master Issuer Trust Deed; and

                (C) the Agent Bank, the Paying Agents, the Registrar and the Transfer Agent together with interest and any amount in respect of VAT on those amounts and any costs, charges, liabilities and expenses then due or to become due and payable to them under the provisions of the Master Issuer Paying Agent and Agent Bank Agreement;

        (ii) without priority among them, but in proportion to the respective amounts due, towards payment of amounts (together with any amount in respect of VAT on those amounts) due and payable to the Master Issuer Cash Manager under the Master Issuer Cash Management Agreement and to the Master Issuer Corporate Services Provider under the Master Issuer Corporate Services Agreement and to the Master Issuer Account Bank under the Master Issuer Bank Account Agreement;

        (iii) subject to item (iv) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class A Notes (excluding any termination payment);

        (iv) without priority among them, but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class A Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class A Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (iv) (on the assumption that no amounts are due and payable under item (iii) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (iv), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class A Notes under item (iii) above will be reduced by the amount of the shortfall applicable to that Series of Class A Notes;

        (v) subject to item (vi) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class B Notes (excluding any termination payment);

        (vi) without priority among them, but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class B Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class B Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (vi) (on the assumption that no amounts are due and payable under item (v) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (vi), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class B Notes under item (v) above will be reduced by the amount of the shortfall applicable to that Series of Class B Notes;

        (vii) subject to item (viii) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class M Notes (excluding any termination payment);

        (viii) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class M Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class M Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item
                (viii) (on the assumption that no amounts are due and payable under item (vii) above and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (viii), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class M Notes under item (vii) above will be reduced by the amount of the shortfall applicable to that Series of Class M Notes;

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

        (ix) subject to item (x) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class C Notes (excluding any termination payment);

        (x) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class C Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class C Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (x) (on the assumption that no amounts are due and payable under item (ix) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (x), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class C Notes under item (ix) above will be reduced by the amount of the shortfall applicable to that Series of Class C Notes;

        (xi) subject to item (xii) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class D Notes (excluding any termination payment);

        (xii) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class D Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class D Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (xii) (on the assumption that no amounts are due and payable under item (xi) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item
                (xii), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class D Notes under item (xi) above will be reduced by the amount of the shortfall applicable to that Series of Class D Notes;

        (xiii) without priority among them but in proportion to the respective amounts due, to pay any Master Issuer Swap Excluded Termination Amount to the Master Issuer Swap Providers; and

        (xiv)   the balance to the Master Issuer.

        Notwithstanding the above, amounts standing to the credit of any sub-ledger to the Master Issuer Revenue Ledger and/or the Master Issuer Principal Ledger (in respect of a Series and Class of Notes) may only be applied by the Master Issuer Security Trustee to pay the interest, principal and other amounts due in respect of such Series and Class of Notes or any shortfall in the amounts available to pay items (i) to
        (ii) under the Master Issuer Post-Enforcement Priority of Payments and may not be applied in payment of interest, principal and other amounts due in respect of any other Series and Class of Notes.

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

8.      ENFORCEMENT BY THE MASTER ISSUER SECURITY TRUSTEE

8.1     MANDATORY ENFORCEMENT

(a) Subject to Clause 8.2 (Administrative receiver), the Master Issuer Security Trustee will not, and will not be bound to, take any steps, institute any proceedings, exercise its rights and/or to take any other action under or in connection with any of the Master Issuer Transaction Documents (including, without limitation, enforcing the Master Issuer Security) unless the Master Issuer Security Trustee:

        (i) has been indemnified and/or secured to its satisfaction against all liabilities to which is may render itself liable or which it may incur by so doing and, for this purpose, the Master Issuer Security Trustee may demand, prior to taking any such action, that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it; and

        (ii)    is directed to do so by:

                (A)   the Note Trustee; or

                (B) if there are no Notes outstanding, all of the other Master Issuer Secured Creditors,

        (in each case, the INSTRUCTING PARTY), in which case the Master Issuer Security Trustee will be bound to take such action in the manner instructed by the Instructing Party, provided that the Master Issuer Security Trustee may at all times, whether or not so instructed, take such action in respect of any right, power or discretion which is personal to the Master Issuer Security Trustee or is to preserve or protect the Master Issuer Security Trustee's position or is of a purely administrative nature.

(b) The Master Issuer Security Trustee shall not be liable to any Master Issuer Secured Creditor for any action it may take in accordance with any instructions received pursuant to paragraph (a) above. The Master Issuer Security Trustee shall be entitled to seek clarification from the relevant Instructing Party with regard to such instructions and may in its discretion elect not to act pending receipt of such clarification to its satisfaction from such relevant Instructing Party.

(c) Upon being directed by the Note Trustee to enforce the Master Issuer Security in accordance with paragraph (a)(i) above, the Master Issuer Security Trustee will notify the Master Issuer and the Master Issuer Secured Creditors of such direction.

8.2     ADMINISTRATIVE RECEIVER

(a) Notwithstanding any term of this Deed, subject to paragraph (b) below, the Master Issuer Security Trustee must enforce the Master Issuer Security by appointing an administrative receiver in respect of the Master Issuer if it has actual notice of:

        (i) an application for the appointment of an administrator in respect of the Master Issuer; or

        (ii) the giving of a notice of intention to appoint an administrator in respect of the Master Issuer.

        and that appointment shall take effect not later than the final day by which it must take effect in order to prevent an administration proceeding.

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(b)     The Master Issuer Security Trustee is not liable for any failure to appoint an administrative receiver in respect of the Master Issuer, save in the case of its own gross negligence, wilful default or fraud and, for the avoidance of doubt:

        (i) nothing in this Clause 8.2 (Administrative receiver) shall construed so as to impose on the Master Issuer Security Trustee any obligation to indemnify any administrative receiver appointed by it pursuant to this Clause 8.2 (Administrative receiver) except to the extent of (and from) the cash and assets comprising the Master Issuer Security held by the Master Issuer Security Trustee at such time; and

        (ii) the Master Issuer Security Trustee shall have no liability if, having used its reasonable endeavours, it is unable to find a person who is willing to be appointed as an administrative receiver on the terms as to indemnification referred to in paragraph (b)(i) above.

(c) The Master Issuer Security Trustee shall not be liable to any Master Issuer Secured Creditor for any action it may take in accordance with paragraph (a) above.

(d) The Master Issuer hereby waives any claims against the Master Issuer Security Trustee in respect of any appointment made pursuant to this Clause 8.2.

9.      ENFORCEMENT OF MASTER ISSUER SECURITY

9.1     GENERAL

(a) For the purposes of all powers implied by statute, the Master Issuer Secured Liabilities are deemed to have become due and payable on the date of this Deed.

(b) Section 103 of the 1925 Act (restricting the power of sale) and Section 93 of the 1925 Act (restricting the right of consolidation) do not apply to the Security Interests comprised in the Master Issuer Security.

9.2     NOTE EVENT OF DEFAULT

        The Master Issuer Security will become immediately enforceable upon the occurrence of a Note Event of Default or, if there are no Notes outstanding, upon failure by the Master Issuer to pay any other Master Issuer Secured Liability on its due date (subject to any applicable grace period).

9.3     PRIVILEGES

        The Master Issuer Security Trustee and each Receiver is entitled to all the rights, powers, privileges and immunities conferred by the 1925 Act on mortgagees and receivers duly appointed under the 1925 Act, except that Section 103 of the 1925 Act does not apply.

9.4     POWER OF SALE

        The power of sale and other powers conferred by Section 101 of the 1925 Act, as extended and varied by this Deed, will be immediately exercisable at any time after the Master Issuer Security has become enforceable.

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9.5     EXTENSION OF THE 1925 ACT

(a) The statutory powers of leasing conferred on the Master Issuer Security Trustee are extended so as to authorise the Master Issuer Security Trustee to lease, make agreements for leases, accept surrenders of leases and grant options as the Master Issuer Security Trustee may think fit and without the need to comply with any provision of Section 99 or 100 of the 1925 Act.

(b) The statutory powers of sale and the other powers conferred on the Master Issuer Security Trustee by Section 101(1) and (2) of the 1925 Act are extended so as to authorise the Master Issuer Security Trustee (upon such terms as the Master Issuer Security Trustee may think fit and in accordance with the terms of this Deed) to:

        (i) make demand in the name of the other Master Issuer Secured Creditors or in its own right for any moneys and liabilities in respect of the Master Issuer Charged Property; and

        (ii) do all or any of the things or exercise all or any of the powers referred to in Clause 11 (Powers of Receiver) herein as if each of them was expressly conferred on the Master Issuer Security Trustee by this Deed.

9.6     MORTGAGEE IN POSSESSION

(a) Neither the Master Issuer Security Trustee nor any Receiver will be liable, by reason of the Master Issuer Security or entering into possession of a Master Issuer Charged Property, to account as mortgagee or security holder in possession or for any loss on realisation or for any default or omission for which a mortgagee or security holder in possession might be liable.

(b) Each of the Master Issuer Security Trustee, the other Master Issuer Secured Creditors and any Receiver will not take any action (other than, in the case of the other Master Issuer Secured Creditors, with the Master Issuer Security Trustee's prior written consent) which would be likely to lead to the Master Issuer Security Trustee or the other Master Issuer Secured Creditors becoming a mortgagee or security holder in possession in respect of any Master Issuer Charged Property.

9.7     PROTECTION OF THIRD PARTIES

        No person (including a purchaser) dealing with the Master Issuer Security Trustee or any Receiver or its or his agents will be concerned to enquire:

        (a) whether the Master Issuer Secured Liabilities remain outstanding or have become payable;

        (b) whether any power which the Master Issuer Security Trustee or that Receiver is purporting to exercise has become exercisable or is being properly exercised; or

        (c) how any money paid to the Master Issuer Security Trustee or to that Receiver is to be applied,

        and the protections afforded to purchasers from a mortgagee by Section 104 and 107 of the 1925 Act and to persons dealing with an administrative receiver by Section 42(3) of the Insolvency Act 1986 will apply.

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9.8     CONTINGENCIES

        If the Master Issuer Security is enforced at a time when no amount is due in respect of the Master Issuer Secured Liabilities or any of the Master Issuer Secured Liabilities are contingent or future, the Master Issuer Security Trustee or any Receiver may pay the proceeds of any recoveries effected by it into any interest-bearing account to be held by it as security and applied in accordance with the terms and conditions of this Deed and the Master Issuer Cash Management Agreement.

9.9     DISPOSAL OF MASTER ISSUER CHARGED PROPERTY

        Notwithstanding the other provisions of this Clause 9 (Enforcement of Master Issuer Security), if the Master Issuer Security has become enforceable otherwise than by reason of a default in payment of any amount due on the Class A Notes (or, once the Class A Notes have been redeemed in full, the Class B Notes or, once the Class A Notes and the Class B Notes have been redeemed in full, the Class M Notes or, once the Class A Notes, the Class B Notes and the Class M Notes have been redeemed in full, the Class C Notes or, once the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes have been redeemed in full, the Class D Notes), the Master Issuer Security Trustee will not be entitled to dispose of any of the Master Issuer Charged Property unless either a sufficient amount would be realised to allow discharge in full of all amounts owing to the Class A Noteholders (and, once all of the Class A Noteholders have been repaid, the Class B Noteholders and, once all the Class A Noteholders and the Class B Noteholders have been repaid, the Class M Noteholders and, once all the Class A Noteholders, the Class B Noteholders and the Class M Noteholders have been repaid, the Class C Noteholders and, once all the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders have been repaid, the Class D Noteholders) or the Master Issuer Security Trustee is of the sole opinion, which shall be binding on the Master Issuer Secured Creditors, reached after considering at any time and from time to time the advice of any financial adviser (or such other professional advisers reasonably selected by the Master Issuer Security Trustee for the purpose of giving such advice), that the cash flow prospectively receivable by the Master Issuer will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Master Issuer, to discharge in full in due course all amounts owing to the Class A Noteholders (or, once all of the Class A Noteholders have been repaid, the Class B Noteholders or once all the Class A Noteholders and the Class B Noteholders have been repaid, the Class M Noteholders or once all the Class A Noteholders, the Class B Noteholders and the Class M Noteholders have been repaid, the Class C Noteholders or once all the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders have been repaid, the Class D Noteholders). The fees and expenses of the aforementioned financial adviser or other professional adviser selected by the Master Issuer Security Trustee shall be paid by the Master Issuer.

10.     RECEIVER

10.1    APPOINTMENT OF RECEIVER

(a) Except as provided below, the Master Issuer Security Trustee may appoint any one or more persons to be a Receiver of all or any part of the Master Issuer Charged Property if the Master Issuer Security has become enforceable.

(b) Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

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(c)     Except as provided below, any restriction imposed by law on the right of a mortgagee to appoint a Receiver (including under section 109(1) of the 1925 Act) does not apply to this Deed.

(d) The Master Issuer Security Trustee is not entitled to appoint a Receiver solely as a result of:

        (i)     the obtaining of a moratorium; or

        (ii)    anything done with a view to obtaining a moratorium,

        under the Insolvency Act 2000.

10.2    REMOVAL

        The Master Issuer Security Trustee may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated. The Master Issuer Security Trustee may apply to the court for an order removing an administrative receiver.

10.3    REMUNERATION

        The Master Issuer Security Trustee may fix the remuneration of any Receiver appointed by it and the maximum rate specified in Section 109(6) of the 1925 Act will not apply. The Master Issuer will pay the remuneration of any Receiver in accordance with the terms and in the manner agreed from time to time between the relevant Receiver and the Master Issuer Security Trustee, subject to the terms and conditions of this Deed.

10.4    AGENT OF THE MASTER ISSUER

(a) A Receiver will be deemed to be the agent of the Master Issuer for all purposes and accordingly will be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the 1925 Act. The Master Issuer alone is responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

(b) If a liquidator of the Master Issuer is appointed, the Receiver will act as principal and not as agent of the Master Issuer Security Trustee.

(c) The Master Issuer Security Trustee will not incur any liability (either to the Master Issuer or to any other person) by reason of the appointment of a Receiver.

10.5    RELATIONSHIP WITH MASTER ISSUER SECURITY TRUSTEE

        To the fullest extent allowed by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) or by law on a Receiver may after the Master Issuer Security becomes enforceable be exercised by the Master Issuer Security Trustee in relation to any Master Issuer Charged Property without first appointing a Receiver and notwithstanding the appointment of a Receiver.

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11.     POWERS OF RECEIVER

11.1    GENERAL

(a) A Receiver has all of the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law; this includes:

        (i) in the case of an administrative receiver, all the rights, powers and discretions conferred on an administrative receiver under the Insolvency Act 1986; and

        (ii) otherwise, all the rights, powers and discretions conferred on a receiver (or a receiver and manager) under the 1925 Act and the Insolvency Act 1986.

(b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver.

11.2    POSSESSION

        A Receiver may take immediate possession of, get in and collect any Master Issuer Charged Property.

11.3    CARRY ON BUSINESS

        A Receiver may carry on any business of the Master Issuer in any manner he thinks fit.

11.4    EMPLOYEES

(a) A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he thinks fit.

(b)     A Receiver may discharge any person appointed by the Master Issuer.

11.5    BORROW MONEY

        A Receiver may raise and borrow money either unsecured or on the security of any Master Issuer Charged Property either in priority to the Master Issuer Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

11.6    SALE OF ASSETS

(a) A Receiver may sell, exchange, convert into money and realise any Master Issuer Charged Property by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b) The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which he thinks fit.

(c) Fixtures, other than landlord's fixtures, may be severed and sold separately from the property containing them without the consent of the Master Issuer.

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11.7    LEASES

        A Receiver may let any Master Issuer Charged Property for any term and at any rent (with or without a premium) which he thinks fit and may accept a surrender of any lease or tenancy of any Master Issuer Charged Property on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

11.8    COMPROMISE

        A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of the Master Issuer or relating in any way to any Master Issuer Charged Property, provided that, any such claim has priority to or ranks pari passu with this Deed.

11.9    LEGAL ACTIONS

        A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Master Issuer Charged Property which he thinks fit.

11.10   RECEIPTS

        A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Master Issuer Charged Property.

11.11   SUBSIDIARIES

        A Receiver may form a Subsidiary of the Master Issuer and transfer to that Subsidiary any Master Issuer Charged Property.

11.12   DELEGATION

        A Receiver may delegate his powers in accordance with this Deed.

11.13   LENDING

        A Receiver may lend money or advance credit to any customer of the Master Issuer.

11.14   PROTECTION OF ASSETS

        A Receiver may:

        (a) effect any repair or insurance and do any other act which the Master Issuer might do in the ordinary conduct of its business to protect or improve any Master Issuer Charged Property;

        (b)     commence and/or complete any building operation; and

        (c) apply for and maintain any planning permission, building regulation approval or any other authorisation,

        in each case as he thinks fit.

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11.15   UNCALLED CAPITAL

        A Receiver may call up or require the directors of the Master Issuer to call up any uncalled capital of the Master Issuer.

11.16   PAYMENT OF EXPENSES

        A Receiver may pay and discharge, out of the profits and income of the Master Issuer Charged Property and any moneys made by it in carrying on the business of the Master Issuer, the expenses incurred by it in connection with the carrying on and management of that business or in the exercise of any of the powers conferred by this Clause or otherwise in respect of the Master Issuer Charged Property and all other expenses which it shall think fit to pay and will apply the residue of those profits and income in accordance with the terms and conditions of this Deed.

11.17   OTHER POWERS

        A Receiver may:

        (a) do all other acts and things which he may consider desirable or necessary for realising any Master Issuer Charged Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed or law;

        (b) exercise in relation to any Master Issuer Charged Property all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Master Issuer Charged Property; and

        (c) use the name of the Master Issuer for any of the above purposes.

12.     MODIFICATION, AUTHORISATION, WAIVER, AND CONSENT

12.1    MODIFICATION

(a) The Master Issuer Security Trustee may concur (or direct the Funding 2 Security Trustee to concur) with the Master Issuer (or, in the case of a direction of the Funding 2 Security Trustee, for it to concur with Funding 2 or any other person) in making any modification to any Master Issuer Transaction Document only if so directed by the Note Trustee, so long as there are any Notes outstanding and with the prior consent of any other relevant Master Issuer Secured Creditors.

(b) Subject to paragraph (c) below, the Master Issuer Security Trustee shall be required to give its consent to any modifications to any Funding 2 Agreement or the Master Definitions and Construction Schedule (or direct the Funding 2 Security Trustee to its consent to any modifications to any Funding 2 Agreement or the Master Definitions and Construction Schedule) that are requested by Funding 2 or the Cash Manager, provided that Funding 2 or the Cash Manager, as the case may be, has certified to the Master Issuer Security Trustee in writing that such modifications are required in order to accommodate:

        (i) Notes to be issued and/or Loan Tranches to be made available by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement;

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        (ii)    the entry into by Funding 2 into New Intercompany Loan
                Agreements, the issue of new types of notes by New Funding 2 Issuers or the issue of notes by Funding 2 directly;

        (iii) the addition of other relevant Funding 2 Secured Creditors to the Transaction Documents;

        (iv) the assignment of New Loan Types or their Related Security to the Mortgages Trustee;

        (v) the inclusion of a New Funding Beneficiary as a beneficiary of the Mortgages Trust;

        (vi) changes to the Funding 2 Reserve Required Amount, the Funding 2 Liquidity Reserve Required Amount and/or the manner in which the Funding 2 General Reserve Fund or the Funding 2 Liquidity Reserve Fund is funded;

        (vii) different Interest Payment Dates and/or Interest Periods for any Notes to be issued by the Master Issuer (including modification of the Interest Payment Dates and/or Interest Periods and/or the basis for the calculation of interest in respect of any outstanding Notes and/or the Funding 2 Interest Payment Dates and/or the Interest Period and/or the basis for the calculation of interest in respect of any outstanding Loan Tranches under the Master Intercompany Loan Agreement); and/or

        (viii) changes to be made to the definitions of Asset Trigger Event and Non-Asset Trigger Event.

(c) The Master Issuer Security Trustee shall only be required to (or required to direct the Funding 2 Security Trustee to) make the modifications set out in paragraph (b) above if the Master Security Trustee is satisfied that:

        (i) in respect of the matter set out in paragraphs (a)(i) to (iv), the conditions precedent to:

                (A) Notes being issued by the Master Issuer and/or Loan Tranches being made available to Funding 2 (as set out in Condition 15 and Clause 3 of the Master Intercompany Loan Agreement);

                (B) New Notes being issued by New Funding 2 Issuers or by Funding 2 directly and/or New Funding 2 Loans being made available to Funding 2;

                (C) the assignment of New Loans to the Mortgages Trustee (as set out in Clause 4 of the Mortgage Sale Agreement);

                (D) the inclusion of a New Beneficiary of the Mortgages Trust (as set out in Clause 13 of the Mortgages Trust Deed),

                have been satisfied; and

        (ii)    in respect of the matters set out in paragraphs (b)(i) to
                (b)(vii) inclusive, the Master Issuer Security Trustee has received written confirmation from each of the Rating Agencies that the relevant modifications will not result in a reduction, qualification or withdrawal of the current ratings of the Notes.

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(d)     Each Master Issuer Secured Creditor hereby acknowledges that the Master
        Issuer Security Trustee is required to make the modifications set out in paragraph (b) above (subject to paragraph (c)), and each Master Issuer Secured Creditor further acknowledges that such modifications may adversely affect the manner in which the Mortgages Trustee allocates monies to Funding 2 and/or the amount of monies available to Funding 2 and to the Master Issuer to meet the Funding 2 Secured Liabilities and the Master Issuer Secured Liabilities. Each Master Issuer Secured Creditor agrees that such modifications shall be binding on it and unless the Master Issuer Security Trustee otherwise agrees, notice thereof shall be given by the Master Issuer Cash Manager to the Master Issuer Secured Creditors (including the Noteholders) as soon as practicable after the modifications have been made.

(e) Each of the Master Issuer Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other documents and instruments as may be required by law or requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Clause 12.

12.2    AUTHORISATION OR WAIVER

        The Master Issuer Security Trustee shall waive or authorise (or direct the Funding 2 Security Trustee to waive or authorise) (without prejudice to its rights in respect of any further or other breach) any breach or proposed breach by the Master Issuer or any other person (or, in the case of a direction of the Funding 2 Security Trustee, by Funding 2 or any other person) of any of the covenants or provisions of any Master Issuer Transaction Document only if so directed by the Note Trustee so long as there are any Notes outstanding.

12.3    REQUESTS FOR CONSENT OR APPROVAL

        If a request is made to the Master Issuer Security Trustee by the Master Issuer or any other person to give its consent or approval to any event, matter or thing, then:

        (a) if any Master Issuer Transaction Document specifies that the Master Issuer Security Trustee is required to give its consent or approval to that event, matter or thing if certain specified conditions are satisfied in relation to that event, matter or thing, then the Master Issuer Security Trustee will give its consent or approval to that event, matter or thing upon being satisfied that those specified conditions have been satisfied; and

        (b) in any other case, the Master Issuer Security Trustee shall give its consent or approval to that event, matter or thing only if so directed by the Note Trustee so long as there are any Notes outstanding.

12.4    BINDING ON MASTER ISSUER SECURED CREDITORS

        Any modification, authorisation, waiver, consent or approval provided under this Clause will be binding on all of the Master Issuer Secured Creditors.

12.5    ADDITIONAL TERMS AND CONDITIONS

        Any modification, authorisation, waiver, consent or approval provided under this Clause may be made or given on such terms and subject to such conditions (if any) as the Note Trustee may direct so long as there are any Notes outstanding.

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12.6    NOTICE TO MASTER ISSUER SECURED CREDITORS

        If required by the Master Issuer Security Trustee, the Master Issuer will as soon as practicable notify:

        (a)     the Noteholders in accordance with the Conditions; and

        (b) each of the other Master Issuer Secured Creditors in accordance with this Deed,

        in each case, of any modification, authorisation or waiver made under this Clause.

13.     ADDITIONAL PROVISIONS REGARDING THE MASTER ISSUER SECURITY TRUSTEE

13.1    INCORPORATION OF MASTER ISSUER TRUST DEED PROVISIONS

(a) Without prejudice to the other provisions of this Deed and except as set out below, the following Clauses of the Master Issuer Trust Deed are incorporated in and will apply, mutatis mutandis, to this Deed (and for that purpose references in that Clause to "these presents" or to "this Deed" will be construed as references to this Deed and references in that Clause to "the Note Trustee" will be construed as references to the Master Issuer Security Trustee):

        (i)     Clause 13 (Investment by Note Trustee);

        (ii)    Clause 14 (Remuneration and indemnification of the Note
                Trustee);

        (iii)   Clause 15 (Supplement to Trustee Acts);

        (iv)    Clause 16 (Note Trustee's liability);

        (v) Clause 17 (Note Trustee contracting with Master Issuer and others);

        (vi)    Clause 21 (Eligibility and Disqualification; New Note Trustee);

        (vii)   Clause 22 (Note Trustee's retirement and removal); and

        (viii)  Clause 23 (Note Trustee's powers to be additional).

(b) Clause 14 (Remuneration and indemnification of the Note Trustee) of the Master Issuer Trust Deed will be amended so that:

        (i) the last sentence of clause 14.1(a) is deleted and replaced by the following:

                "Such remuneration shall accrue from day to day and be payable up to and including the date when the Master Issuer Security Period has expired and the Master Issuer Security Trustee has released, reassigned and/or discharged the Master Issuer Charged Property from the Master Issuer Security as provided under this Deed."; and

        (ii) each of the references to the Master Issuer Security Trustee in clauses 14.5, 14.6 and 14.7 include a reference to any Receiver appointed by the Master Issuer Security Trustee.

(c) The following words shall be added to the end of clause 15(x)(ii) before the final full stop:

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        ", provided that if the Master Issuer Security Trustee is required to appoint an administrative receiver pursuant to clause 8.2 (Administrative receiver) of the Master Issuer Deed of Charge, the Master Issuer Security Trustee agrees that it is adequately indemnified and secured in respect of such appointment by virtue of its rights against the Master Issuer under the Master Issuer Deed of Charge and the security that it has in respect of such rights."

13.2    NO TRANSFER OF OBLIGATIONS

        Notwithstanding anything else in this Deed, the Master Issuer Security Trustee does not assume and will not be obliged to perform any obligations of any other Party.

13.3    NO OBLIGATION TO INSURE

        The Master Issuer Security Trustee shall not be under any obligation to insure in respect of any of the Master Issuer Charged Property or to require any other person to maintain any such insurance.

14.     MASTER ISSUER SECURITY POWER OF ATTORNEY

        Immediately upon execution of this Deed, the Master Issuer will execute and deliver to the Master Issuer Security Trustee the Master Issuer Security Power of Attorney. The Master Issuer Security Trustee confirms that it may exercise the powers conferred under the Master Issuer Security Power of Attorney if:

        (a)     the Master Issuer Security has become enforceable;

        (b) it considers such action necessary for the protection or preservation of the Attorney's (as defined in the Power of Attorney) interests and rights in and to the Master Issuer Charged Property; and/or

        (c) it considers such action ought to be done under the covenants, undertakings and provisions contained in this Deed.

15.     FURTHER ASSURANCES

        The Master Issuer must, at its own expense, take whatever action the Master Issuer Security Trustee or a Receiver may require for:

        (a) creating, perfecting or protecting any security intended to be created by this Deed; or

        (b) facilitating the realisation of any Master Issuer Charged Property, or the exercise of any right, power or discretion exercisable, by the Master Issuer Security Trustee or any Receiver or any of its delegates or sub-delegates in respect of any Master Issuer Charged Property.

        This includes:

        (i) the execution of any transfer, conveyance, assignment or assurance of any property, whether to the Master Issuer Security Trustee or to its nominee; or

        (ii) the giving of any notice, order or direction and the making of any registration,

        which, in any such case, the Master Issuer Security Trustee may think expedient.

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16.     ADDITIONAL PROVISIONS RELATING TO THE MASTER ISSUER SECURITY

16.1    CONTINUING SECURITY

        The Master Issuer Security will remain in force as continuing security for the Master Issuer Secured Liabilities notwithstanding any settlement of account or the existence at any time of a credit balance on any Master Issuer Account or other account or any other act, event or matter.

16.2    NO MERGER

        The Master Issuer Security is in addition to, and will not be merged in, or in any way exclude or prejudice any other Security Interest or other right which the Master Issuer Security Trustee or any other Master Issuer Secured Creditor may now or at any time have (or would apart from the Master Issuer Security have) as regards the Master Issuer or any other person in respect of the Master Issuer Secured Liabilities.

16.3    AVOIDANCE OF SECURITY OR PAYMENT

(a) If an amount paid to the Master Issuer Security Trustee, the Noteholders or any of the other Master Issuer Secured Creditors under a Master Issuer Transaction Document is capable of being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(b) Any settlement, discharge or release between the Master Issuer and the Master Issuer Security Trustee (or any Receiver) will be conditional upon no security or payment granted or made to the Master Issuer Security Trustee (or any Receiver, as the case may be) by the Master Issuer or any other person being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force.

(c) If any security or payment is avoided or reduced in the circumstances described in paragraph (a) above, then the Master Issuer Security Trustee (or any Receiver, as the case may be) will be entitled to recover the value or amount of such security or payment from the Master Issuer as if the relevant settlement, discharge or release had not occurred.

16.4    RETENTION OF MASTER ISSUER SECURITY

(a) If the Master Issuer Security Trustee has grounds for believing that the Master Issuer may be unable to pay its debts as they fall due as at the date of any payment made by the Master Issuer to the Master Issuer Security Trustee, the Noteholders or any of the other Master Issuer Secured Creditors, then the Master Issuer Security Trustee may retain the Master Issuer Security until the expiry of a period of (subject to paragraph (b) below) one month plus the statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Master Issuer Secured Liabilities notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Master Issuer Security Trustee on, or as a consequence of, such payment or discharge of liability.

(b) If, at any time within the period referred to in paragraph (a) above, any person presents a petition, or files documents with a court or any registrar for the winding-up or administration of the Master Issuer or any analogous proceedings are commenced by or against the Master Issuer, the Master Issuer Security Trustee may continue to retain the Master Issuer Security for such further period as it

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

        may determine and the Master Issuer Security will be deemed to continue to be held as security for the payment and discharge to the Master Issuer Security Trustee of all of the Master Issuer Secured Liabilities.

16.5    CHANGE OF NAME, ETC.

        This Deed will remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Master Issuer Security Trustee or the Master Issuer or any merger, amalgamation or consolidation by the Master Issuer Security Trustee or the Master Issuer with any other corporation.

16.6    NEGATIVE PLEDGE

        The Master Issuer shall not, save for the Master Issuer Security, or with the prior written consent of the Master Issuer Security Trustee, or unless otherwise permitted under any of the Master Issuer Transaction Documents, create or permit to subsist any Security Interest whatsoever, however created or arising (unless arising by operation of law) over any of its property, assets or undertakings present or future (including any uncalled capital) or any interest, estate, right, title or benefit therein or use, invest or dispose of, including by way of sale or the grant of any Security Interest of whatsoever nature or otherwise deal with, or agree or attempt or purport to sell or otherwise dispose of (in each case whether by one or a series of transactions) or grant any option or right to acquire any such property, assets or undertaking present or future.

17.     SET-OFF

(a) The Master Issuer Security Trustee may at any time following a Note Event of Default (without notice and notwithstanding any settlement of account or other matter):

        (i) combine or consolidate all or any existing accounts of the Master Issuer whether in its own name or jointly with others and held by it or any Master Issuer Secured Creditor;

        (ii) set-off or transfer all or any part of any credit balance or any sum standing to the credit of any account referred to in paragraph (a) above (whether or not the same is due to the Master Issuer from the Master Issuer Security Trustee or relevant Master Issuer Secured Creditor and whether or not the credit balance and the account in debit or the Master Issuer Secured Liabilities are expressed in the same currency) in or towards satisfaction of any of the Master Issuer Secured Liabilities; and/or

        (iii) in its discretion, estimate the amount of any liability of the Master Issuer which is contingent or unascertained and set-off such estimated amount.

(b) No amount will be payable by the Master Issuer Security Trustee to the Master Issuer unless and until all Master Issuer Secured Liabilities have been ascertained and fully repaid or discharged.

18.     RELEASE

18.1    UPON DISCHARGE OF MASTER ISSUER SECURED LIABILITIES

        At the end of the Master Issuer Security Period, the Master Issuer Security Trustee will, at the cost of the Master Issuer, take whatever action is necessary to release the Master Issuer Charged Property from the Master Issuer Security to, or to the order of, the Master Issuer.

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18.2    AUTHORISED INVESTMENTS

        Upon the Master Issuer or the Master Issuer Cash Manager on its behalf making a disposal of an Authorised Investment charged under this Deed and provided that the proceeds of such disposal are paid into the Master Issuer Transaction Account in accordance with the terms of this Deed and the Master Issuer Cash Management Agreement, such Authorised Investment will be deemed to be released from the Master Issuer Security the Master Issuer Security Trustee will, at the request and cost of the Master Issuer take whatever action is necessary to release that Authorised Investment from the Master Issuer Security.

18.3    MASTER ISSUER ACCOUNTS

        For the avoidance of doubt, all amounts which the Master Issuer Cash Manager (on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee) is permitted to withdraw from the Master Issuer Transaction Account pursuant to Clause 6.2 (Priority of payments for Master Issuer Revenue Receipts - prior to enforcement and acceleration) and Clause 6.3 (Priority of payments of Master Issuer Principal Receipts - prior to enforcement and acceleration) will be deemed to be released from the Master Issuer Security upon the relevant withdrawal provided that, where the relevant amount is transferred to another Master Issuer Account, it will become subject to the Master Issuer Security in respect of that other Master Issuer Account.

18.4    NO LIABILITY FOR LOSS

        The Master Issuer Security Trustee will not be liable to the Master Issuer or any other person for any loss, costs, claims or liabilities arising in connection with its acting upon a request made under this Clause and/or any release made under this Clause.

19.     MASTER ISSUER REPRESENTATIONS

19.1    TITLE

        The Master Issuer represents to the Master Issuer Security Trustee that it is the beneficial owner of the Master Issuer Charged Property and the Master Issuer Charged Property are free of any Security Interests (except for those created by or under this Deed) and any other rights or interests (including any licences) in favour of third parties.

19.2    NO RESTRICTION

        As at the Closing Date, none of its property, assets and/or undertaking are subject to any restriction (whether contractual or otherwise) that may render the Security Interests granted by the Master Issuer under this Deed ineffective or which otherwise prohibit the grant of such Security Interests.

19.3    STEPS TAKEN

        The Master Issuer represents to the Master Issuer Security Trustee that it has taken all necessary steps to enable it to create the Master Issuer Security in accordance with this Deed and has taken no actions or steps which will or may prejudice its rights, title and interest in, to and under the Master Issuer Charged Property.

19.4    MASTER ISSUER CHARGED DOCUMENTS

        The Master Issuer represents to the Master Issuer Security Trustee that:

        (a) each Master Issuer Charged Document is its legally binding, valid, and enforceable obligation;

        (b) it is not in default of any of its obligations under any Master Issuer Charged Document;

        (c) there is no prohibition on assignment in any Master Issuer Charged Document; and

        (d) its entry into and performance of this Deed will not conflict with any term of any Master Issuer Charged Document.

19.5    NATURE OF SECURITY

        The Master Issuer represents to the Master Issuer Security Trustee that this Deed creates those Security Interests it purports to create and is not liable to be amended or otherwise set aside on its liquidation or administration or otherwise, except that Security Interests expressed to be fixed may take effect as floating charge security.

19.6    UNITED STATES ACTIVITIES

        The Master Issuer represents to the Master Issuer Security Trustee that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles.

19.7    CENTRE OF MAIN INTERESTS AND ESTABLISHMENT

(a) The Master Issuer represents to the Master Issuer Security Trustee that its "centre of main interests" for the purposes of the Insolvency Regulation and the UNCITRAL Implementing Regulations is in England and it does not have any "establishment" (as defined in the Insolvency Regulation and the UNCITRAL Implementing Regulations) other than in England.

(b) The Master Issuer undertakes to conduct its business and affairs such that, at all relevant times, its "centre of main interests" for the purposes of the Insolvency Regulation and the UNCITRAL Implementing Regulations will be and remain in England and it will not have any "establishment" (as defined in the Insolvency Regulation and the UNCITRAL Implementing Regulations) other than in England.

19.8    TIMES FOR MAKING REPRESENTATIONS

(a) The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b) Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by the Master Issuer on each date during the Master Issuer Security Period.

(c) When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

20.     EVIDENCE OF INDEBTEDNESS

        In any action, proceedings or claim relating to this Deed or the Master Issuer Security, any statement (which will contain information in reasonable detail in support thereof) as to:

        (a)     any amount due to any Master Issuer Secured Creditor;

        (b)     all or any part of the Master Issuer Secured Liabilities; or

        (c) any amounts which have been notified to the Master Issuer Security Trustee as being amounts due to any Master Issuer Secured Creditor,

        in each case, which is certified as being correct by an officer of the Master Issuer Security Trustee or an officer of the relevant Master Issuer Secured Creditor will be conclusive evidence that such amount is in fact due and payable.

21.     RIGHTS CUMULATIVE

        The respective rights of the Master Issuer Security Trustee and any Receiver under this Deed:

        (a)     may be exercised as often as necessary;

        (b) are cumulative and not exclusive of its rights under the general law; and

        (c)     may be waived only in writing and specifically.

        Delay in exercising or non-exercise of any right is not a waiver of that right.

22.     SEVERABILITY

        If a term of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

        (a) the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

        (b) the legality, validity or enforceability in any other jurisdiction of that or any other term of this Deed.

23.     COUNTERPARTS

        This Deed may be executed and delivered in any number of counterparts (including by facsimile), all of which, taken together, shall constitute one and the same deed and any Party may enter into the same by executing and delivering a counterpart (including by facsimile).

24.     NOTICES

24.1    IN WRITING

        Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person, by post or by fax. Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

24.2    PARTY DETAILS

        The contact details of each Party for all communications in connection with this Deed are those set out below:

        (a)   MASTER ISSUER:                 Permanent Master Issuer PLC
                                             35 Great St. Helen's
                                             London EC3A 6NP

              For the attention of:          Secretary
              Facsimile:                     +44 (0) 20 7398 6325

        (b)   MASTER ISSUER SECURITY         The Bank of New York
              TRUSTEE AND NOTE TRUSTEE:      48th Floor, One Canada, Square,
                                             Canary Wharf,
                                             London E14 5AL

              For the attention of:          Global Corporate Trust
                                             Administration
              Facsimile:                     +44 20 7964 6061/6399

        (c)   PRINCIPAL PAYING AGENT,        Citibank, N.A.
              REGISTRAR, TRANSFER AGENT      Citigroup Centre, Canada Square,
              AND AGENT BANK:                Canary Wharf, London E14 5LB

              For the attention of:          Agency and Trust
              Facsimile:                     +44 (0) 20 7508 3878

        (d)   U.S. PAYING AGENT:             Citibank, N.A. 388 Greenwich
                                             Street, 14th Floor,
                                             New York, New York 10013

              For the attention of:          Agency and Trust
              Facsimile:                     +1 (212) 8165527

        (e)   MASTER ISSUER SWAP PROVIDERS:

              Master Issuer Swap Provider:   Deutsche Bank AG, London Branch
                                             Winchester House
                                             1 Great Winchester Street
                                             London, EC2N 2DB

              For the attention of:          Legal Department
              Telex No:                      411836 or 416731 or 41233

              Master Issuer Swap Provider:   Credit Suisse International
                                             One Cabot Square
                                             London, E14 4QJ

              For the attention of:          Head of Credit Risk Management
              Facsimile:                     +44 (0) 20 7888 3715
              For the attention of:          Global Head of OTC Operations,
                                             Operations Department
              Facsimile:                     +44 (0) 20 7888 9503
              For the attention of:          General Counsel Europe - Legal and
                                             Compliance Department
              Facsimile:                     +44 (0) 20 7888 2686

              Master Issuer Swap Provider:   Barclays Bank PLC
                                             5 The North Colonnade
                                             London, E14 4BB

              For the attention of:          Derivatives Director, Legal
                                             Division (marked Urgent)
              Facsimile:                     +44 (0) 20 7773 4932

              with a copy to:                BGSOperations@barcap.com

        (f)   MASTER ISSUER                  Halifax plc
              CASH MANAGER:                  Trinity Road (LP/3/3/SEC)
                                             Halifax
                                             West Yorkshire HX1 2RG

              For the attention of:          The Head of Mortgage
                                             Securitisation
              Facsimile:                     +44 (0) 113 235 7511

              with a copy to:                HBOS Treasury Services PLC
                                             33 Old Broad Street
                                             London EC2N 1HZ

              Facsimile:                     +44 (0) 20 7574 8303
              For the attention of           The Head of Mortgage
                                             Securitisation and Covered Bonds

        (g)   MASTER ISSUER                  Bank of Scotland
              ACCOUNT BANK:                  Leeds Business Centre
                                             116 Wellington Street
                                             Leeds LS1 4LT

              For the attention of:          The Corporate Banking Channel
                                             Support
              Facsimile:                     +44 (0) 113 215 5899

              with a copy to:                Halifax PLC
                                             Trinity Road (LP/3/3/SEC)
                                             Halifax
                                             West Yorkshire HX1 2RG

              Facsimile:                     +44 (0) 113 235 7511
              For the attention of:          The Head of Mortgages
                                             Securitisation

              and with a copy to:            HBOS Treasury Services PLC
                                             33 Old Broad Street
                                             London EC2N 1HZ

               Facsimile:                    +44 (0) 20 7574 8303
               For the attention of:         The Head of Mortgages
                                             Securitisation and Covered Bonds

        (h)   MASTER ISSUER                  Structured Finance Management
                                             Limited
              CORPORATE SERVICES PROVIDER:   35 Great St. Helen's
                                             London EC3A 6AP

              For the attention of:          The Directors
              Facsimile:                     +44 (0) 20 7398 6325

24.3    CHANGES

        Any party may change its contact details by giving five London Business Days' notice to the other parties.

24.4    EFFECTIVENESS

(a) Except as provided below, any notice in connection with this Deed will be deemed to be given as follows:

        (i)     if delivered in person, at the time of the delivery;

        (ii) if posted, five days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

        (iii)   if by fax, when received in legible form.

(b) A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

25.     LANGUAGE

(a)     Any notice given in connection with this Deed must be in English.

(b)     Any other document provided in connection with this Deed must be:

        (i)     in English; or

        (ii) accompanied by a certified English translation. In this case, the English translation prevails unless the document is a statutory or other official document.

26.     LAW AND JURISDICTION

26.1    GOVERNING LAW

        This Deed and all matters arising out of or in connection with it shall be governed by, and construed in accordance with, English law (provided that any terms of this Agreement which are particular to Scots law shall be continued in accordance with the laws of Scotland).

26.2    SUBMISSION TO JURISDICTION

        The Master Issuer irrevocably agrees for the benefit of the Master Issuer Security Trustee and the other Master Issuer Secured Creditors that the English courts have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Deed and accordingly submits to the exclusive jurisdiction of the English courts. The Master Issuer waives any objection to the courts of England on the grounds that they are an inconvenient or inappropriate forum. The Master Issuer Security Trustee and the other Master Issuer Secured Creditors may take any suit, action or proceeding arising out of or in connection with this Deed (together referred to as PROCEEDINGS) against the Master Issuer in any other court of competent jurisdiction and concurrent Proceedings in any number of jurisdictions.

26.3    WAIVER OF TRIAL BY JURY

        Each party waives any right it may have to a jury trial of any claim or cause of action in connection with any finance document or any transaction contemplated by any finance document. This deed may be filed as a written consent to trial by court.

27.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

        A person who is not a Party has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

THIS DEED has been executed as a deed by each of the parties and delivered on the date stated at the beginning of this Deed.

THE MASTER ISSUER

EXECUTED as a DEED by                              )  /s/ Claudia Wallace
PERMANENT MASTER ISSUER PLC                        )
acting by                                          )

Director

Director/Secretary

THE MASTER ISSUER SECURITY TRUSTEE

EXECUTED and DELIVERED as a DEED by                )  /s/ Claudia Wallace
THE BANK OF NEW YORK                               )
acting by its authorised signatory                 )

Authorised Signatory:

THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by                )  /s/ Claudia Wallace
THE BANK OF NEW YORK                               )
acting by its authorised signatory                 )

Authorised Signatory:

PRINCIPAL PAYING AGENT

EXECUTED as a DEED on behalf of                    )  /s/ Niall Campbell
CITIBANK N.A., a company incorporated in           )
the United States of America                       )

by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

REGISTRAR

EXECUTED as a DEED on behalf of                    )  /s/ Niall Campbell
CITIBANK N.A., a company incorporated in           )
the United States of America                       )

by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

TRANSFER AGENT

EXECUTED as a DEED on behalf of                    )  /s/ Niall Campbell
CITIBANK N.A., a company incorporated in           )
the United States of America                       )

by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

AGENT BANK

EXECUTED as a DEED on behalf of                    )  /s/ Niall Campbell
CITIBANK N.A., a company incorporated in           )
the United States of America                       )

by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )  /s/ Megan Wallis
DEUTSCHE BANK AG,                                  )  /s/ Nathan Townsend
LONDON BRANCH                                      )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:                                    /s/ Jonathan Page

Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )  /s/ Christian Bettley
CREDIT SUISSE INTERNATIONAL                        )  /s/ Sayedur Khan
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:                                    /s/ Emily Love
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )  /s/ Jonathan Martin
BARCLAYS BANK PLC                                  )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:                                    /s/ Victoria Sharpe
Name:

Address

MASTER ISSUER CASH MANAGER

EXECUTED as a DEED by                              )  /s/ Ian Stewart
HALIFAX                                            )  /s/ Tamarpal Takk
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER ACCOUNT BANK

EXECUTED as a DEED by                              )  /s/ Ian Stewart
THE GOVERNOR AND COMPANY OF                        )  /s/ Tamarpal Takk
THE BANK OF SCOTLAND                               )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                              )  /s/ JP Nowacki
STRUTURED FINANCE MANAGEMENT                       )  /s/ Claudia Wallace
LIMITED                                            )
acting by two directors                            )

Witness Signature:
Name:

Address

                                  SCHEDULE 1

                           FORM OF NOTICE OF CHARGE

From:   Permanent Master Issuer PLC (the MASTER ISSUER)

To:     [Relevant party name[s]]

Copy:   The Bank of New York (the MASTER ISSUER SECURITY TRUSTEE)

                                                                         [date]

Dear Sirs,

We hereby give you notice that by a deed of charge dated [date] and made between the Master Issuer, the Master Issuer Security Trustee and others (the MASTER ISSUER DEED OF CHARGE), the Master Issuer charged to the Master Issuer Security Trustee all of its right, title, interest and benefit, present and future, in, to and under the [insert relevant agreement name[s]] dated [insert date] (each as defined in the Master Issuer Master Definitions and Construction Schedule signed on the date hereof by, inter alios, the Master Issuer and the [relevant party name[s]] and made, in each case, between, amongst others, the Master Issuer and the [relevant party name[s]].

You are authorised and instructed henceforth to deal with the Master Issuer Security Trustee in relation to our rights (but not our obligations) under the [insert relevant agreement name[s]] without further reference to us.

This notice is irrevocable. Please acknowledge receipt of this notice to the Master Issuer Security Trustee on the attached Consent to Charge.

Yours faithfully,

..............................
For and on behalf of
PERMANENT MASTER ISSUER PLC

                                  SCHEDULE 2

                           FORM OF CONSENT TO CHARGE

From:    [Relevant Party Name[s]]

To: The Bank of New York (the MASTER ISSUER SECURITY TRUSTEE) Permanent Master Issuer PLC (the MASTER ISSUER)

                                                                         [date]

Dear Sirs,

We hereby acknowledge receipt of the notice of charge dated [date] relating to the Master Issuer Deed of Charge (as defined therein) as adequate notice of the charge described therein.

We agree to deal only with the Master Issuer Security Trustee in relation to the Master Issuer's rights (but not its obligations) under the [relevant agreement name[s]] referred to, and as defined in, such notice without any reference to the Master Issuer.

We have not received from any other person any notice of charge of or any interest in the [relevant agreement name[s]].

Yours faithfully,

..............................
For and on behalf of
[Relevant party name]

..............................
For and on behalf of
[Relevant party name]

                                  SCHEDULE 3

                            FORM OF ACCESSION DEED

THIS DEED is made on [date]

BETWEEN

(1) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774), and having its registered office at 35 Great St Helen's, London EC3A 6AP (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London, E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustee for the Noteholders under the Note Trust Deed);

(4) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the PRINCIPAL PAYING AGENT);

(5) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the REGISTRAR);

(6) TRANSFER AGENT, Citibank, N.A., London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Notes;

(7) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the AGENT BANK);

(8) CITIBANK N.A., a national association acting through its offices at 388 Greenwich Street, 14th Floor, New York, New York 10013 (acting in its capacity as the U.S. PAYING AGENT);

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) CREDIT SUISSE INTERNATIONAL, a private unlimited company incorporated in England and Wales (registered number 2500199), and acting through its office at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North

        Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(12) HALIFAX PLC, a public limited company incorporated in England and Wales with limited liability (registered number 02367076), and having its registered office at Trinity Road, Halifax, West Yorkshire HX1 2RG (the MASTER ISSUER CASH MANAGER);

(13) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a company established by an Act of the Parliament of Scotland in 1695, and acting through its offices at 116 Wellington Street, Leeds, LS1 4LT (the MASTER ISSUER ACCOUNT BANK); and

(14) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales, with limited liability (registered number 3853947), and having its registered office at 36 Great St. Helen's, London EC3A 6AP (the MASTER ISSUER CORPORATE SERVICES PROVIDER).

(15)    [Any other additional of Master Issuer Secured Creditor.]

(16)    [                 ] (the "NEW MASTER ISSUER SECURED CREDITOR").

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of a [describe agreement] (the "AGREEMENT") dated [date] made between the Master Issuer and the New the Master Issuer Secured Creditor, the Master Issuer has agreed to [describe nature of the obligations of the Master Issuer under the Agreement].

(B) The Master Issuer has agreed to provide the Master Issuer Security Trustee with the benefit of the security described in the Master Issuer Deed of Charge to secure the Master Issuer's obligations to the Master Issuer Secured Creditors.

(C) The terms of the Master Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Master Issuer Secured Creditor thereunder.

(D) The New Master Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Master Issuer Deed of Charge.

(E) The Master Issuer Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Master Issuer Priority of Payments set out in Clauses 6 (and to the Schedule 2 of the Master Issuer Cash Management Agreement referred to therein) and 7 of the Master Issuer Deed of Charge as are required and any other amendment as may be required to give effect to this Deed.

1.      INTERPRETATION

        The Master Issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy and Sidley Austin on 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Master Issuer Master Definitions and Construction Schedule.

2.      REPRESENTATIONS AND WARRANTIES

2.1 The New Master Issuer Secured Creditor hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors in respect of itself that as of the date of this
        Deed:

        (a) pursuant to the terms of the Agreement, the Master Issuer has agreed to pay to the New Master Issuer Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

        (b) the Agreement expressly provides that all amounts due from the Master Issuer thereunder are to be secured by the Master Issuer Deed of Charge.

2.2 [the Master Issuer hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors that as at the date of this Deed, the conditions to incurring further Master Issuer Secured Liabilities are satisfied.

3.      ACCESSION

        In consideration of the New Master Issuer Secured Creditor being accepted as a Master Issuer Secured Creditor for the purposes of the Master Issuer Deed of Charge by the parties thereto as from the date of this Deed, the New Master Issuer Secured Creditor:

        (a) confirms that as from [date], it intends to be a party to the Master Issuer Deed of Charge as a Master Issuer Secured Creditor;

        (b) undertakes to comply with and be bound by all of the provisions of the Master Issuer Master Issuer Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto;

        (c) undertakes to perform comply with and be bound by all of the provisions of the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto as provided in Clause 4.5 (Master Issuer Secured Creditors) (including without limitation Clauses 6 (Payments out of the Master Issuer Accounts Prior to Acceleration) and 7 (Payments out of the Master Issuer Accounts Upon Acceleration); and

        (d) agrees that the Master Issuer Security Trustee shall be the Master Issuer Security Trustee of the Master Issuer Deed of Charge for all Master Issuer Secured Creditors upon and subject to the terms set out in the Master Issuer Deed of Charge.

4.      SCOPE OF THE MASTER ISSUER DEED OF CHARGE

        The Master Issuer, the New Master Issuer Secured Creditor and the Master Issuer Security Trustee hereby agree that for relevant purposes under the Master Issuer Deed of Charge and the Master Issuer Master Definitions and Construction Schedule:

        (a)     the Agreement shall be a Master Issuer Transaction Document;
                and

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

        (b) the New Master Issuer Secured Creditor shall be a Master Issuer Secured Creditor.

5.      [AMENDMENT TO THE MASTER ISSUER PRIORITY OF PAYMENTS

        The Master Issuer Secured Creditors agree to amend and restate the Master Issuer Priority of Payments set out in Schedule 2 of the Master Issuer Cash Management Agreement and Clauses 6 and 7 of the Master Issuer Deed of Charge in accordance with Appendix 1 hereto.]

6.      APPLICATION

        Prior to and following enforcement of the Master Issuer Security all amounts at any time held by the Master Issuer, the Master Issuer Cash Manager or the Master Issuer Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Master Issuer Cash Management Agreement or the Master Issuer Deed of Charge.

7.      NOTICES AND DEMANDS

        Any notice or communication under or in connection with this Deed, the Master Issuer Deed of Charge or the Master Issuer Master Definitions Schedule shall be given in the manner and at the times set out in Clause 24 (Notices) of the Master Issuer Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

        The address referred to in this Clause 7 for the New Master Issuer Secured Creditor is:

        [name and address]
        For the attention of:    [         ]
        Telephone:               [         ]
        Facsimile:               [         ]

        or such other address and/or numbers as the New Master Issuer Secured Creditor may notify to the parties to the Master Issuer Deed of Charge in accordance with the provisions thereof.

8.      CHOICE OF LAW

        This Deed is governed by and shall be construed in accordance with English law.

        DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

MASTER ISSUER

EXECUTED as a DEED by                              )
PERMANENT MASTER ISSUER PLC                        )
acting by                                          )

Director

Director/Secretary

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

MASTER ISSUER SECURITY TRUSTEE

EXECUTED as a DEED by                              )
THE BANK OF NEW YORK                               )
acting by its authorised signatory                 )

Authorised signatory                               )

NOTE TRUSTEE

EXECUTED as a DEED by                              )
THE BANK OF NEW YORK                               )
acting by its authorised signatory                 )

Authorised signatory                               )

PRINCIPAL PAYING AGENT

EXECUTED as a DEED on behalf of                    )
CITIBANK N.A., a company incorporated              )
In the United States of America                    )

by                                                 )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

REGISTRAR

EXECUTED as a DEED on behalf of                    )
CITIBANK N.A., a company incorporated              )
In the United States of America                    )

by                                                 )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

TRANSFER AGENT

EXECUTED as a DEED on behalf of                    )
CITIBANK N.A., a company incorporated              )
In the United States of America                    )

by                                                 )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

AGENT BANK

EXECUTED as a DEED on behalf of                    )
CITIBANK N.A., a company incorporated              )
In the United States of America                    )

by                                                 )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

U.S. PAYING AGENT

EXECUTED as a DEED by                              )
CITIBANK N.A.                                      )
signed for and on its behalf by one of its         )
duly authorised attorneys/signatories              )

being a person who, in
accordance with the laws
of that territory, is acting
under the authority of the company

THE MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
DEUTSCHE BANK AG                                   )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

THE MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
CREDIT SUISSE INTERNATIONAL                        )
signed for and on its behalf by one of its         )
duly authorised attorneys/signatories              )

By:
Name:

Witness Signature:
Name:

Address

THE MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
BARCLAYS BANK PLC                                  )
acting by its duly                                 )
authorised attorney                                )

By:
Name:

Witness Signature:
Name:

Address

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

THE MASTER ISSUER CASH MANAGER

EXECUTED as a DEED by                              )
HALIFAX PLC                                        )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

THE MASTER ISSUER ACCOUNT BANK

EXECUTED as a DEED by                              )
THE GOVERNOR AND COMPANY OF                        )
THE BANK OF SCOTLAND                               )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                              )
STRUCTURED FINANCE MANAGEMENT                      )
LIMITED                                            )
acting by its duly authorised attorney             )

By:
Name:

Witness Signature:
Name:

Address

NEW MASTER ISSUER SECURED CREDITOR

EXECUTED as a DEED by                              )
[            ]                                     )
acting by                                          )
directors/a director and the secretary             )

Director

Director/Secretary

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

                                  SCHEDULE 4

               FORM OF MASTER ISSUER SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on 17 October 2006 by PERMANENT MASTER ISSUER PLC (registered number 5922774) whose registered office is 35 Great St. Helen's, London EC3A 6AP (the PRINCIPAL).

WHEREAS:

(1) By virtue of a deed of charge (the MASTER ISSUER DEED OF CHARGE) dated 17 October 2006 between, inter alios, the Principal, the Master Issuer Security Trustee, the Note Trustee, the Agent Bank, the Principal Paying Agent, the Registrar, the Transfer Agent, the Master Issuer Cash Manager, the Master Issuer Account Bank, the Master Issuer Corporate Services Provider and the Master Issuer Swap Providers (each as referred to therein) provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Master Issuer Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH:

1. The Principal hereby irrevocably and by way of security for the performance of the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Master Issuer Deed of Charge appoints The Bank of New York and any other person or persons for the time being the security trustee or security trustees of and under the Master Issuer Deed of Charge (the ATTORNEY) and any receiver (including any administrative receiver) and any manager (the RECEIVER) and/or administrator (the ADMINISTRATOR) appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to do any act matter or thing which the Attorney, Receiver or Administrator considers in each case bona fide necessary for the protection or preservation of the Attorney's interests and rights in and to the Master Issuer Charged Property or which ought to be done under the covenants, undertakings and provisions contained in the Master Issuer Deed of Charge on or at any time after the service of a Note Acceleration Notice or in any other circumstances where the Attorney has become entitled to take the steps referred to in Clauses 9.4 (Power of sale) to 9.9 (Disposal of Master Issuer Charged Property) (inclusive) of the Master Issuer Deed of Charge including (without limitation) any or all of the following:

        (a) to do every act or thing which the Attorney, Receiver or Administrator may deem to be necessary, proper or expedient for fully and effectually vesting, transferring or assigning the Master Issuer Security and/or the Master Issuer Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof in the same manner and as fully and effectually in all respects as the Principal could have done; and

        (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Master Issuer Deed of Charge) from time to time to appoint a substitute attorney (each a Substitute) who shall have power to act on behalf of the Principal as if that

                Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts done and documents executed or signed by the Attorney, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each as INDEMNIFIED PARTY) against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Master Issuer Security Trustee's Master Issuer Security and/or the Master Issuer Charged Property.

IN WITNESS WHEREOF this Power of Attorney has been executed and delivered as a deed by the Principal the day and year first before written.

EXECUTED as a DEED by                              )
PERMANENT MASTER ISSUER PLC                        )
acting by its attorney                             )
in the presence of:                                )

(as attorney for PERMANENT MASTER ISSUER PLC)

Witness's Signature:................................

Name:...............................................

Address:............................................

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